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                            TRANSLATOR'S CERTIFICATE

I, Juanita Miller, a professional translator duly accredited by the S.T.I.B.C.- Society of Translators and Interpreters of British Columbia, the provincial affiliate of the Canadian Translators and Interpreters Council (CTIC), a member in good standing of the S.T.I.B.C. and the A.T.A. (American Translators Association) - having the competence and being authorized to translate from English into Spanish and from Spanish into English, HEREBY CERTIFY that the attached translation of an agreement in respect of the sale of shares of stock, drawn in official, line-numbered paper bearing the coat of arms of the Republic of Bolivia and the legend "General Treasury of the Country - Stamped Paper" in the middle of the page, tax stamps at the top, 6 pages back and front starting at No. 2516025, Series "A-99" and ending in No. 2516030, Series "A-99", overstamped 21 January 2000, initialed by the parties at left hand margin, which bears my professional seal and initials is, to the best of my knowledge and understanding, a true, correct and complete translation of the original document in Spanish.

This Certificate is issued in the City of North Vancouver, British Columbia, Canada on the twelfth day of March in the year two thousand and one.


                                                          Juanita Miller
                                                          Certified Translator
                                                          No. 02-04-008


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TRANSLATION FROM SPANISH INTO ENGLISH

TO THE PUBLIC NOTARY:
Please enter into the Register of Public Deeds kept at your office, this instrument recording the transfer of shares of stock, an express acknowledgement of assets and liabilities and guarantees of payment of the agreed upon value in monies and in kind, of a Company called "Sociedad Industrial Minera YAMIN LTDA." at the tenor of the following clauses:

FIRST. THE PARTIES. The parties to this agreement in respect of the sale of shares of stock in a Limited Liability Company are the companies and individuals named hereunder: On the one hand, VISTA GOLD CORP., a legally established Bolivian company per Administrative Resolution No. 06329/97 dated October 22, 1997 which records that the company resulted from a merger and acknowledges that its former name was DA CAPO RESOURCES and that it had been authorized to change the corporate name to VISTA GOLD CORP. with domicile in La Paz, No. 140 Romecin Campos Street, legally represented in this act by Eng. Romulo Sasamoto Arano Peredo, per power of attorney specially drawn for this act, set out in Official Document No. 75/2000 dated January 27, 2000, signed before Dr. Daisy Benito Pozzo, a Notary Public with offices in this city, which will be inserted into this instrument; as the owner of 80% of the corporate capital of Sociedad Industrial Minera YAMIN LTDA, and Raquel Ines Portillo de Reynaga, lawyer, power of attorney for Mr. David Anthony O'Connor, a British subject, with Foreign Identity Card No. 4715825, domiciled at La Paz, No. 21 Street, Torres Building, 4th floor, Calacoto, who is the owner of 20% of the corporate capital of YAMIN LTDA.; and who intervenes in this document and economic transaction representing the rights and shares of the grantor in accordance with the terms of the Official Copy of Public Deed 40/2000 dated January 13, 2000 signed before Dr. Daisy Benito Pozo, Notary Public, whereby the grantor confers sufficient and ample power or authority, to intervene in this act and which you, Mr. Notary, will also insert in this instrument. Mr. David Anthony O'Connor through his power of attorney and VISTA GOLD CORP., shall be known hereinafter simply as THE VENDORS.


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

On the other hand, the parties to this agreement are the company EMPRESA MINERA MULTIPLE CAPACIRCA, S.A., with legal personality recognized per Administrative Resolution 02-16778/99 dated 23/12/99 issued by the SENAREC and registered in the Register of Commercial Concerns under No. 070434608 dated 23/12/99 legally represented in this act by Mr. Freddy Mancilla Cazorla, per the special and sufficient power of attorney set out in Official Document No. 69/2000 issued before Dr. Carlos G. Segerich Amusquivar, Notary Public, dated January 14, 2000, which together with the approved and notarized Minutes of the Ordinary Shareholders Meeting and Minutes of the Board of Directors meeting prepared by Dr. Ramiro Lanos Moscoso, Notary Public, will be incorporated into this document, and Mr. Freddy Mancilla Cazorla, in his own right, miner, identity card No. 3076245, issued in Oruro, married, with domicile in Chuquihuta, 30 years old, and Mr. Boris Romero Guzman, in his own right, identity card No. 351380 issued in Oruro, married, with domicile in Chiquihuta, 30 years old. All of the above shall be known hereinafter as THE PURCHASERS.

SECOND. ANTECEDENTS. VISTA GOLD CORP. owns 80% of the shares of stock of the Sociedad Industrial Minera YAMIN LTDA., as a result of having bought 80% of the shares of stock owned by the former shareholders of the above mentioned company, established per Public Deed No. 6/96 issued before the Notary Dr. Jenny Calderon Aldonate of Cochabamba on March 15, 1996. The third clause of said document establishes that the former shareholders Boris Dusan, Julian Mlader and Filma Yasic Ostoic sell and transfer the entirety of their stockholdings in Sociedad Industrial Minera YAMIN LTDA. to THE PURCHASERS, DA CAPO RESOURCES CORP. and DAVID O'CONNOR who in turn is the legal representative for DA CAPO RESOURCES. In the FOURTH Clause of the same Public Deed dealing with the distribution of the Corporate Capital it is established that DA CAPO RESOURCES owns 80% of the corporate capital of YAMIN LTDA. and that David O'Connor owns 20% of the corporate capital. Afterwards, DA CAPO RESOURCES merged with another company and changed its corporate name to VISTA GOLD CORP., and was so recognized by the General Bureau of the Register of Commercial Concerns and Corporations, through Administrative Resolution No. 06329/97


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.
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dated October 22, 1997 which approves the new corporate name, and assumed the rights, obligations and responsibilities of the company formerly known as DA CAPO RESOURCES. Therefore, VISTA GOLD CORP. is the owner of 80% of the shares of stock in YAMIN LTDA. and the distribution of capital table in respect of the shares of stock acquired from the former partners Yaksic Ostoic sets out the following percentages of ownership:

    VISTA GOLD CORP.     80% of the corporate capital
    DAVID O'CONNOR       20% of the corporate capital

These percentages of ownership are repeated in Public Deed No. 527 dated December 30, 1999, approved by SENAREC per Administrative Resolution No. 009528/2000 dated January 21, 2000; consequently, the proprietary right of the shares of stock of Sociedad Industrial Minera YAMIN LTDA., and their distribution, are as shown in the distribution table and THE PURCHASERS have the assurance that THE VENDORS are indeed the legitimate owners of the shares of stock being transferred and sold in this act.

THIRD. OBJECTIVE. In the above transactions the parties are deemed to act as a joint and several group, and it is established that THE VENDORS irrevocably and definitely sell and transfer one hundred percent of the shares of Sociedad Industrial Minera YAMIN LTDA. to THE PURCHASERS who, also for the purposes of this act, are deemed to be a joint and several group. The percentages of ownership of the new shareholders are set out in the following distribution table:


Name                                         Shares of stock        Percentage
                                             Purchased
Empresa Minera Multiple Capacirca, S.A.      258 shares             99.23%
Freddy Mancilla C.                           1 share                0.385%
Boris Romero G.                              1 share                0.385%
TOTAL                                        260 shares             100.00

THE VENDORS transfer the totality of the shares of stock in Sociedad Industrial Minera YAMIN LTDA. to THE PURCHASERS who become the new shareholders and who hold


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

the shares of stock transferred in the numbers and percentages shown in the distribution table accepted by the parties.

FOURTH. ASSETS AND LIABILITIES. Included in the Assets of the Company which shares are being transferred, are the following mining concessions: SANTA ROSA, 30 mining claims, title No. 55 dated August 24, 1921, transferred to Mr. Juan Yaksic by Public Deed No. 188 dated May 12, 1935. Incorporated to Sociedad Industrial Minera YAMIN LTDA., in the Articles of Incorporation No. 9/76 dated March 31, 1976. Incorporated again to Sociedad YAMIN LTDA, per Public Deed No. 446/99 dated November 30, 1999 registered in the Land Register Office of Uncia under Entry No. 16-229, Folio No. 95-151, Book No. 49-17 dated December 10, 1999.

SAN MATEO, 20 mining claims, title No. 39 dated May 3, 1941. This concession was transferred to Mr. Juan Yaksic on May 23, 1941 under instrument No. 102, and is later incorporated into the assets of YAMIN LTDA., per Public Deed No. 9/76 of March 31, 1976. It is incorporated again to Sociedad YAMIN LTDA, per Public Deed No. 446/99 dated November 30, 1999, registered in the Land Register Office of Uncia under Entry No. 16-229, Folio No. 95-151 and back, Book No. 49-17 dated December 10, 1999. INOCENTES, 34 mining claims, title No. 136 dated September 24, 1936 in the name of Mr. Juan Yaksic. Incorporated to the assets of Sociedad Industrial Minera Yamin Ltda. in its Articles of Incorporation 9/76 of March 31, 1976. It is incorporated again into Sociedad Yamin Ltda., per public Deed No. 446/99 dated November 30, 199, [SIC] registered in the Land Register Office under entry No. 16-229, Folio 95-151 and back, Book 49-17 dated December 10, 1999.

SANTA BENIGNA, 23 mining claims., title No. 56/40 dated July 12, 1940, by Official Document No. 1/73 executed before the Registrar of Mines of North Postosi, registered in the Land Property Office of the Province of Bustillos, department of Potosi, dated July 17, 1973, where it states that the proprietary right belongs to Juan Yaksic Y. This mining concession was acquired by inheritance under the provisions of the Declaration of Heirs Judgment issued by the Civil Court No. 4 which states that Golubica widow of Yaksic, Dusan, Juan, Boris, Mladen and Filma Yaksic Ostoic, owners of the concession, who incorporate the concession to YAMIN LTDA by Public Deed No. 6/96 dated March 15,


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

1996 and then proceeded with the sale of the shares of stock of YAMIN LTDA. with this concession included. It was incorporated again into Sociedad YAMIN LTDA. per Public Deed No. 446/99 dated November 30, 1999 registered in the Land Register Office of Uncia under Entry No. 16-229, Folio No. 95-151 and back, Book No. 49-17, dated December 10, 1999.

In addition, eight (8) lots of land belonging to YAMIN LTDA., are also included in the sale, as well as machinery, furnishings, facilities, equipment and real estate in accordance with the inventory carried out in Capacirca on October 31, 1999, by Industrial Minera YAMIN LTDA and Mr. Freddy Mancilla and other labor leaders. Said inventory is also an integral part of this agreement. The only exclusion of the assets situated in Capacirca are the pyritic tailings located in the Kapaloma area which belong to the Yaksic family and the electricity transmission line from Amayapampa to Capacirca; these assets are not the property of YAMIN LTDA and belong to others.

The company's liabilities are as shown in the Balance Sheet and Financial Statements as of December 20, 1999. These documents are also an integral part of this agreement. Therefore, it is reiterated that the transfer of the shares of stock of YAMIN LTDA., includes the assets and liabilities of the Company which have been identified and discussed previously and are known to THE PURCHASERS; thus, as of the date of execution of this Public Deed, VISTA GOLD CORP. and DAVID O'CONNOR, cease to be shareholders of YAMIN LTDA. and, in effect, are no longer part of Company and consequently are released from any and all responsibilities arising from the management of the company and from the liabilities transferred under the terms hereunder, and the full responsibility for them rests with the PURCHASERS. However, THE VENDORS guarantee that the shares of stock being transferred and the mining concessions which form the major portion of the assets are free of liens, mortgages, and have not been given as security or collateral, nor are in any other way hindered in such a manner that would affect the proprietary rights on these assets.

FIFTH. PRICE AND FORM OF PAYMENT. The price, freely agreed upon by the parties by mutual agreement, without pressure or duress, is as follows:


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

a) US $89,461.00 (EIGHTY NINE THOUSAND FOUR HUNDRED AND SIXTY ONE 00/100 US DOLLARS), paid by THE PURCHASERS to THE VENDORS at the time of signing this agreement, and THE VENDORS state that they have received this amount to their full satisfaction.

b)      US $200,000.00 (TWO HUNDRED THOUSAND 00/100 US DOLLARS) payable on four
        (4) annual installments, that is to say, US$ 50,000.00 (FIFTY THOUSAND 00/100 US DOLLARS) every year for four years. The yearly term is calculated as of August 1, 2000, thus the first installment is to be paid by July 30, 2001; the second installment by July 30, 2002; the third installment by July 30, 2003 and the final installment by July 30, 2004.

Furthermore, starting on July 1, 2000, THE PURCHASERS shall deliver to THE VENDORS 200 grams of gold per month during the first two years and 400 grams of gold per month in the following six years. For the purposes of payment of the purchase price between THE VENDORS and THE PURCHASERS, it is decided that VISTA GOLD CORP. shall receive the payment of the purchase price and shall be responsible for any claims, clarifications or questions arising from this transfer of shares, expressly releasing Mr. David O'Connor from this responsibility. Similarly, THE PURCHASERS state that the sole responsible party for the obligations hereunder, bound to comply with the terms agreed upon in the sale of the shares of stock is the corporation EMPRESA MINERA MULTIPLE CAPACIRCA, S.A.

SIXTH. GUARANTEE OF PAYMENT AND COMPLIANCE OF OBLIGATIONS. THE PURCHASERS warrant that they shall comply with the payments set in this instrument in respect of the purchase of the shares of stock of the company and that they shall fully comply with the provisions contained in each and all of the pages of this agreement, by a first mortgage on all the mining concessions listed in the Fourth Clause of this agreement, for which purpose, they undertake the register the mortgage security in the Land Register Office of North Potosi, indicating that in everything else they have the right to negotiate potential agreements with investors outside the Company or within the corporation, but point out that any obligations thus assumed shall comply with the conditions established in the present agreement.


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

SEVENTH. CONDITION SUBSEQUENT. THE PURCHASERS are bound by and undertake to comply with the provisions of this Agreement per Article 494 of the Civil Code, thus any failure to comply with the terms herein contained shall be considered a Condition Subsequent for the resolution of this contract at the unilateral decision of THE VENDORS. Likewise, the obligations of price and form of payment established shall be complied on the dates and on the conditions indicated and for this purpose THE PURCHASERS shall deposit the amounts agreed upon in United States currency or provide a check endorsed by the issuing banking institution or the institution on which the check is drawn, in the same currency. Payment in kind shall be delivered at the end of each month, at the offices of VISTA GOLD CORP. in La Paz and an acknowledgement of receipt shall be issued for said payment. THE PURCHASERS are bound and undertake not to sell their shares of stock to third parties within the first two years calculated from the date of the Public Deed. Contravention to this restriction shall be cause to rescind the contract.

EIGHTH. REPRESENTATION OF THE PURCHASERS. THE PURCHASERS expressly state that they have made all the necessary arrangements for the execution of this contract and that they know the sites where the mining concessions are located, the properties themselves, equipment and machinery which form part of the assets being transferred as well as the financial situation of the company, the liabilities of the company particularly the obligation held by the institution formerly known as FONVIS and any other that may be reflected in the Financial Statements and General Balance Sheet as of September 30, 1999 and the Balance Sheet and Financial Statements as December 20, 1999, which is the Closing Balance Sheet for this legal-economic transaction.

NINTH. OBLIGATIONS OF THE PURCHASERS. The purchasers undertake to comply strictly with the provisions of Article 84 and following of the Mining Code with reference to the environmental obligations, releasing the former shareholders of YAMIN LTDA. of any and all responsibility in this regard. Likewise they are obligated and undertake to comply with the obligations assumed hereunder regarding the sale / purchase of the shares of stock.


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

TENTH. OBLIGATIONS OF THE VENDORS. THE VENDORS are obligated and undertake to deliver all the documentation, public deeds, titles and other documents and administrative resolutions that cover the proprietary right of the mining concessions, the proprietary right of the shareholders that assign the shares of stock, the documents that show the validity of the Sociedad Industrial Minera YAMIN LTDA., the respective Balance Sheets up to 1999 and the Closing Balance dated December 20, 1999.

ELEVENTH. DOCUMENTS TO BE INCORPORATED INTO THIS AGREEMENT. Power of Attorney granted by the Board of Directors of VISTA GOLD CORP. to its representative, Eng. Romulo Sasamoto Arano Pereda; Power of Attorney granted by Mr. David Anthony O'Connor to his representative to execute this agreement; Administrative Resolution No. 06329/97 dated October 22, 1997.

TWELFTH. NOTARIZATION AND PAYMENT OF TAXES. Upon execution of this Preliminary Agreement, THE PURCHASERS assume the responsibility for the payment of the taxes in respect of the transfer of shares, registration in the notary's protocol and notary's fees, as well as the expenses in respect of registration in the respective Registers to perfect this transfer of shares of stock.

THIRTEENTH. PRIVATE DOCUMENT. The parties recognize that this preliminary agreement has the status of a private document until such time as it is notarized before the Public Notary Office, in accordance with the provisions of the Civil Procedures Code.

FOURTEENTH. AGREEMENT. The undersigned, Romulo Sasamoto Arano Peredo, legal representative of VISTA GOLD CORP. and Raquel Ines Portillo de Reynaga, power of attorney for Mr. David Anthony O'Connor, in their capacity as THE VENDORS; Freddy Mancilla Cazorla, in his own right and in representation of the company Empresa Minera Multiple Capacirca, S.A. and Mr. Boris Romero Guzman, on his own right, in their capacity as THE PURCHASERS, state to be in agreement with each and everyone of the clauses of this document and undertake to comply fully and strictly with its provisions.


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.

Mr. Notary, please add the clauses required by law for this instrument to be legally valid and binding.

                            La Paz, January 31, 2000
                                     VENDORS


[SIGNED]                                 [SIGNED]
Romulo Sasamoto Arano Peredo             Dr. Raquel Portillo de Reynaga
Representative of VISTA GOLD CORP.       Power of Attorney for David A. O'Connor




                                   PURCHASERS
                     Empresa Minera Multiple Capacirca S.A.

                                    [SIGNED]
                             Freddy Mancilla Cazorla
                                 REPRESENTATIVE

[SIGNED]                                             [SIGNED]
Freddy Mancilla Cazorla                              Boris Romero Guzman


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THE ABOVE TRANSLATION IS, TO THE BEST OF MY KNOWLEDGE AND UNDERSTANDING, A
TRUE, CORRECT AND COMPLETE TRANSLATION OF THE ORIGINAL DOCUMENT IN SPANISH.